                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 8, 1997
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                Date of Report (Date of earliest event reported)


                          COINMACH LAUNDRY CORPORATION
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            (Exact name of Registrant as specified in its character)


        DELAWARE                1-11907                 11-3258015
 ------------------------------------------------------------------------------
     (State or other            (Commission             (IRS Employer
     jurisdiction of            File Number)            Identification
     incorporation)                                        number)



                    55 LUMBER ROAD, ROSLYN, NEW YORK  11576
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                    (Address of Principal Executive Offices)


                                 (516) 484-2300
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              (Registrant's telephone number, including area code)



                                              Exhibit Index is located on Page 4

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Item 5.  Other Events.
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     On January 8, 1997, pursuant to the terms and conditions of a Stock
Purchase Agreement, dated as of November 25, 1996 (the "Agreement"), Coinmach Corporation, a wholly-owned subsidiary of Coinmach Laundry Corporation (the "Company"), completed the acquisition of 100% of the outstanding voting securities of each of KWL, Inc. ("KWL"), a Nevada corporation, and Kwik-Wash Laundries, Inc. ("Kwik Wash"), a Nevada corporation, for $125 million in cash and a $15 million promissory note issued by the Company. KWL and Kwik Wash are the sole partners of Kwik Wash Laundries, L.P. (the "Partnership"), a Texas limited partnership. The Partnership, based in Dallas, Texas, provides coin-operated laundry equipment services to multi-family dwellings in Texas, Louisiana, Arkansas and Oklahoma and operates approximately 150 laundromat stores throughout Texas.

     Simultaneously with the acquisition, KWL, Kwik Wash and the Partnership merged with and into Coinmach Corporation.

     Concurrently with the acquisition, Coinmach Corporation also entered into a new senior financing arrangement providing up to $200 million with Bankers Trust Company, First Union National Bank of North Carolina and Lehman Brothers, Inc. Coinmach Corporation's new credit facilities, which were used in part to fund the acquisition and will provide financing to support the Company's acquisition strategy, replaced Coinmach Corporation's existing credit facility.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

     Financial statements and pro forma financial information for KWL, Kwik Wash and the Partnership required to be filed in the initial report on Form 8-K or an amendment thereto will be filed by the Company in an amendment to this report on or prior to March 24, 1997.

     c. Exhibits.
        --------

          The following exhibits are filed as part of this report.

          99.1      Press release, dated January 9, 1997

          99.2      Press release, dated January 9, 1997

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 23, 1997

                         COINMACH LAUNDRY CORPORATION


                              /s/ ROBERT M. DOYLE
                         By: ______________________________________
                              Robert M. Doyle
                              Senior Vice President

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                                 EXHIBIT INDEX



EXHIBIT                                             PAGE
NUMBER                   DOCUMENT                   NUMBER
------                   --------                   ------

99.1       Press Release, dated January 9, 1997        5
99.2       Press Release, dated January 9, 1997        6